Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2025
Summary of Significant Accounting Policies [Abstract]
Schedule of Property, Plant and Equipment, Net Estimated Useful Lives	The estimated useful lives are as follows:
Category	Estimated useful lives
Buildings	20 years
Investment properties	20 years
Leasehold improvements	2-3 years
Furniture and office equipment	3-5 years
Motor vehicles	3-4 years

Schedule of Intangible Assets, Net Estimated Useful Lives

Intangible assets mainly include purchased intangible assets. Purchased intangible assets are initially recognized and measured at cost upon acquisition. Separately identifiable intangible assets that have determinable lives continue to be amortized over their estimated useful lives based upon the usage of the asset, which is approximated using a straight-line method as follows:

Category	Estimated useful lives
Software	2-10 years
Artificial intelligence technology	10 years
Membership	10 years